                               JOHN HANCOCK FUNDS
-------------------------------------------------------------------------------


                                   HIGH YIELD
                                      BOND
                                      FUND


                                  ANNUAL REPORT

                                October 31, 1995

                                    TRUSTEES
                             Edward J. Boudreau, Jr.
                                James F. Carlin*
                             William H. Cunningham*
                               Charles L. Ladner*
                                 Leo E. Linbeck*
                              Patricia P. McCarter*
                              Steven R. Pruchansky*
                     Lt. Gen. Norman H. Smith, USMC (Ret.)*
                                 John P. Toolan*
                         *Members of the Audit Committee

                                    OFFICERS
                             Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                                Vice Chairman and
                            Chief Investment Officer
                                 Anne C. Hodsdon
                                    President
                                Thomas H. Drohan
                       Senior Vice President and Secretary
                                 James B. Little
                            Senior Vice President and
                             Chief Financial Officer
                                 Susan S. Newton
                      Vice President and Compliance Officer
                               James J. Stokowski
                          Vice President and Treasurer

                                    CUSTODIAN
                         Investors Bank & Trust Company
                                 89 South Street
                           Boston, Massachusetts 02111

                                 TRANSFER AGENT
                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116

                               INVESTMENT ADVISER
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                  LEGAL COUNSEL
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109

                              INDEPENDENT AUDITORS
                                Ernst & Young LLP
                              200 Clarendon Street
                           Boston, Massachusetts 02116

                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

Investors around the world have been watching Wall Street in awe for the better part of 1995. Through October, the Standard & Poor's 500-Stock Index, a widely-used barometer of stock performance, had grown by more than 25%. Investors who stayed in the market after a disappointing 1994 have been rewarded.

     On another street, Pennsylvania Avenue, one of the hot topics many people are watching is Medicare reform. While there's no clear-cut solution on the horizon, today's Medicare debate should serve as another wake-up call to all Americans about the need to have a financial plan and to save for retirement. Whether or not the government changes the way health-care benefits are allotted to senior citizens, the message is clear: your future security and well-being lies in your own hands -- not Uncle Sam's.

     We know you've heard it a hundred times. Pick up almost any financial periodical today, and you'll see cover stories on retirement. Many of them will perhaps scare you or make you think that the task of saving for retirement is just too daunting. But take heart. We don't believe that and neither do many financial experts.

     Yet retirement planning is not to be taken lightly. To live the way you want to -- the way you deserve to after all those years of hard work -- you need to plan and save now, on a regular basis, no matter what your other costs, no matter how small the amount, no matter what your current age. It may be easier if you start earlier, but it's never too late.

     Building a secure nest egg is indeed doable. Talk to your financial adviser about establishing your retirement planning roadmap, if you haven't already. And educate yourself by reading some of the many articles about how to save for retirement. Take control of your future by saving today. That way, when it comes time for retirement, you shouldn't have to think about any street but Easy Street.

Sincerely,

/s/ Edward J. Boudreau, Jr.
---------------------------

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                 BY FREDERICK CAVANAUGH AND ARTHUR CALAVRITINOS,
                        FOR THE PORTFOLIO MANAGEMENT TEAM

                                  JOHN HANCOCK
                              HIGH YIELD BOND FUND

                 HIGH-YIELD BONDS MAINTAIN COMPETITIVE POSITION
                            IN 1995 BOND MARKET RALLY


Bond investors have seen their fortunes improve dramatically in 1995 after a difficult 1994. Interest rates have fallen on news of slower economic growth and tame inflation. As a result, bond prices and the market have rallied throughout the year. High-yield bonds were no exception. Their performance was near the head of the pack from November 1994 through April 1995 as measured by Merrill Lynch's government and high-quality corporate bond indexes. And while they lagged behind the 30- and 10-year Treasury bonds' results in the second half of the Fund's fiscal year, overall high-yield issues continued to be strong performers throughout the fiscal year ending October 31, 1995.

   A few favorable factors continue to propel the high-yield bond market. Investors seeking higher yields kept pumping more money into high-yield bonds. Shareholders have grown increasingly comfortable with this more aggressive sector of the bond market because of its strong and consistent showing over the last four years. At the same time, the supply of high yield bonds dropped significantly in 1995 because commercial banks are more willing to lend money to companies with lower credit ratings, reducing the need for companies to issue new bonds. This supply/demand imbalance has fueled high-yield bond prices.

   By mid-year, we finished the Fund restructuring we began in January when we assumed management of John Hancock High Yield Bond Fund. The Fund's improved results in the last six months reflect the changes, but that

[A 2 1/2" x 3" photo of Arthur Calavritinos and Frederick Cavanaugh at bottom right. Caption reads: "Arthur Calavritinos and Frederick Cavanaugh."]


                                   [CAPTION]
          "...HIGH-YIELD ISSUES CONTINUED TO BE STRONG PERFORMERS..."

                    John Hancock Funds - High Yield Bond Fund


    "WE'VE HAD SOME SUCCESS WITHIN A CATEGORY WE CALL "SPECIAL SITUATIONS."

Chart with heading "Top Five Holdings" at top of left hand column. The chart lists five holdings: 1) Gaylord Container 2.8% 2) Grand Union 2.3%v 3) Northwest Air 2.3% 4) NWA Trust 2.3% 5) Nuevo Energy 2.1%. A footnote below reads "As a percentage of net assets on October 31, 1995."

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance... and what's behind the numbers. The first listing is Computervision followed by an up arrow and the phrase "Good focus in Europe." The second listing is Columbia Gas followed by an up arrow and the phrase "Favorable reorganization plan." The third listing is Burlington Motor Holdings followed by a down arrow and the phrase "Decline in trucking rates" Footnote below reads: See "Schedule of Investments." Investment holdings are subject to change."


See "Schedule of Investments." Investment holdings are subject to change.


improvement was not enough to make up the ground we lost in the first six months while we changed course. For the twelve months ending October 31, 1995, the Fund's Class A and B shares posted total returns of 8.83% and 7.97%, respectively, at net asset value. By comparison, the average high current yield fund returned 12.73%, according to Lipper Analytical Services.(1) Despite the underperformance during this period, we believe the Fund is now well positioned to realize a better blend of current high yield and total return going forward.

BOTTOM-UP APPROACH TO RISK-REWARD CHOICES
Our current strategy focuses on the broad high-yield market. Instead of designating certain industry sectors and then looking within them for good companies, we are searching for individual companies across all categories. We devote our research to determining which companies represent the best value relative to the investment risk we're taking. We may sometimes find more companies to our liking within a specific sector, but we won't eliminate any sector from our search for value. We particularly don't want to restrict our parameters at a time when the supply of high-yield securities is so limited. We'll keep this broad market view for as long as we believe the economy is strong enough to enable the companies we choose to pay their debts -- even the "cyclical" companies whose fortunes are closely tied to economic swings.

     Currently, the Fund's average bond holding has a credit rating of B, which is a rating below investment grade, but still in the middle of the high-yield bond market. At the end of the period, about 57% of the Fund's holdings were in B-rated bonds, and these bonds were some of our best performers during the period. But we approach credit ratings with the same broad brush that we do company selection. In our view, the key to success lies in careful company research to determine the risk/reward tradeoff.

     One of our best performers during the period was USAir, whose bonds we bought in January when the airline was just beginning to rebound from a difficult 1994 winter and major passenger falloff after two plane crashes. The airline's fortunes improved with 1995's mild winter and the dropout of a major East Coast competitor. By October, we realized a 45% return when we sold a large piece of our USAir position. Another favorite that scored well during the period was Computervision, maker of computer software that helps engineers design industrial products. The company has succeeded in winning

                    John Hancock Funds - High Yield Bond Fund


[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the fiscal year ended October 31, 1995." The chart is scaled in increments of 5% from bottom to top, with 15% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 8.83% total return for the John Hancock High Yield Bond Fund, Class A. The second represents the 7.97% total return for John Hancock High Yield Bond Fund, Class B. The third represents the 12.73% total return for the average high current yield fund. A footnote below reads: "Total returns for John Hancock High Yield Bond Fund are at net asset value with all distributions reinvested. The average high current yield fund is tracked by Lipper Analytical Services.(1)
See following page for historical performance information."]


back its large European customer base, which had fallen away under the company's former owners. We bought the bonds with coupons of 11 3/8% in May and they have appreciated almost 10% since then. One disappointment during the period was Burlington Motor Holdings, a large-parcel, long-haul trucking company. It has suffered with a decline in trucking rates caused by a weak Mexican economy and the subsequent falloff in goods shipped by truck.

SPECIAL SITUATIONS PLAY A ROLE
We've had some success within a category we call "special situations." These are generally companies in the midst of a significant change in their operating or financial fundamentals which appear to have a strong profit potential for existing debt and bond holders. These situations require diligent research and thoughtful analysis to determine the best investment approach. We found several during the period. One, GPA Corp., is an Irish airplane leasing company that has suffered during the airline industry downturn of the last several years. They recently benefited, however, from new leases and the strong possibility of a new investor coming on board. Another, Columbia Gas, has worked its way through a Chapter 11 bankruptcy and is awaiting court approval of its reorganization plan. Barring anything untoward, we expect the Columbia Gas bonds we bought this summer to return in excess of 11% by year-end as the plan is executed.

OUTLOOK
Our outlook for the high-yield bond market remains positive in the near term. The economy appears to be growing at a slower, yet steady enough pace for most businesses, even the cyclicals, to thrive. The supply/demand characteristics of the high-yield market haven't shown signs of changing either.

     As long as the market remains this steady, we'll keep turning the wheels we put in gear last January. We'll scour the entire high-yield playing field for values worth their risk and turn our sights to special situations when warranted. What would prompt us to change course? If the economy slowed to a point that threatened recession or if the overall credit quality of the high-yield market began to deteriorate. In those cases, we'd begin to pare back our cyclical holdings, upgrade the credit quality of the portfolio and look for more defensive places to find yield and total return.

                                   [CAPTION]
   "OUR OUTLOOK FOR THE HIGH-YIELD MARKET REMAINS POSITIVE IN THE NEAR TERM."

---------------
(1) Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

                              A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock High Yield Bond Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's average net assets. Performance figures include the maximum applicable sales charge of 4.50% for Class A shares. (Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%.) The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will performance in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note: Participant-directed defined-contribution plans with at least 100 eligible employees at inception of the Fund account may purchase Class A shares without an initial sales charge as of March 15, 1995. If those shares are redeemed, however, during the year following the calendar year end during which they were purchased, a contingent deferred sales charge will be assessed.


                            CUMULATIVE TOTAL RETURNS

FOR THE PERIOD ENDED SEPTEMBER 30, 1995

                                                 ONE     FIVE      LIFE OF
                                                YEAR     YEARS       FUND
                                                ----     -----     -------
John Hancock High Yield Bond
  Fund: Class A                                 3.69%    8.10%(1)    N/A

John Hancock High Yield Bond
  Fund: Class B                                 2.73%   82.08%      86.48%(2)

                          AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIOD ENDED SEPTEMBER 30, 1995

                                                 ONE     FIVE      LIFE OF
                                                YEAR     YEARS       FUND
                                                ----     -----     -------
John Hancock High Yield Bond
  Fund: Class A                                 3.69%    3.52%(1)    N/A

John Hancock High Yield Bond
  Fund: Class B                                 2.73%   12.73%       8.18%(2)

                                     YIELDS

OCTOBER 31, 1995

                                                                SEC 30-DAY
                                                                   YIELD
                                                                ----------
John Hancock High Yield Bond Fund: Class A                         9.35%
John Hancock High Yield Bond Fund: Class B                         9.09%

                              NOTES TO PERFORMANCE

(1) Class A shares started on June 30, 1993.
(2) Class B shares started on October 26, 1987.

                  WHAT HAPPENED TO A $10,000 INVESTMENT . . .

The charts on the right show how much a $10,000 investment in the John Hancock High Yield Bond Fund would be worth on October 31, 1995, assuming you had invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Brothers High Yield Bond Index -- an unmanaged index of fixed-income securities that are similar, but not identical, to the bonds in the Fund's portfolio.

High Yield Bond Fund
Class A shares

Line chart with the heading High Yield Bond Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Lehman High Yield Bond Index and is equal to $12,092 as of October 31, 1995. The second line represents the value of the hypothetical $10,000 investment made in the High Yield Bond Fund on June 30, 1993, before sales charge, and is equal to $11,353 as of October 31, 1995. The third line represents the High Yield Bond Fund after sales charge and is equal to $10,844 as of October 31, 1995.

High Yield Bond Fund
Class B shares*

Line chart with the heading High Yield Bond Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Lehman High Yield Bond Index and is equal to $21,183 as of October 31, 1995. The second line represents the value of the hypothetical $10,000 investment made in the High Yield Bond Fund on October 26, 1987, before contingent deferred sales charge, and is equal to $18,697 as of October 31, 1995.

*No contingent deferred sales charge applicable.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund


THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.


STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
-------------------------------------------------------------------------------

ASSETS:
  Investments at value - Note C:
   Bonds (cost - $174,275,586)..................................   $174,895,660
   Common stocks, preferred stocks
     and warrants (cost - $11,926,485)..........................     15,917,273
   Joint repurchase agreement (cost - $6,605,000)...............      6,605,000
   Corporate savings account....................................        126,996
                                                                   ------------
                                                                    197,544,929
  Dividends receivable..........................................         85,076
  Receivable for investments sold...............................      6,520,562
  Interest receivable...........................................      5,870,417
  Receivable for shares sold....................................        214,328
  Other assets..................................................         69,226
                                                                   ------------
                    Total Assets................................    210,304,538
                    -----------------------------------------------------------

LIABILITIES:
  Payable for investments purchased.............................      2,640,800
  Payable for shares repurchased................................        283,098
  Dividend payable..............................................         51,919
  Payable for forward foreign currency exchange
   contracts bought - Note A....................................        113,542
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B..........................................        102,933
  Accounts payable and accrued expenses.........................         74,193
                                                                   ------------
                    Total Liabilities...........................      3,266,485
                    -----------------------------------------------------------

NET ASSETS:
  Capital paid-in...............................................    223,773,206
  Accumulated net realized loss on investments and
   foreign currency transactions................................   ( 21,253,679)
  Net unrealized appreciation of investments and
   foreign currency transactions................................      4,497,320
  Undistributed net investment income...........................         21,206
                                                                   ------------
                    Net Assets..................................   $207,038,053
                    ===========================================================

NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - 125,000,000 shares
  authorized with $0.01 per share par value, respectively)
  Class A - $26,452,279/3,674,039...............................   $       7.20
  =============================================================================
  Class B - $180,585,774/25,087,383.............................   $       7.20
  =============================================================================

MAXIMUM OFFERING PRICE PER SHARE*
  Class A - ($7.20 x 104.71%)...................................   $       7.54
  =============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.


STATEMENT OF OPERATIONS
Year ended October 31, 1995
-------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest (net of foreign withholding taxes of $43,437)........    $19,807,076
  Dividends.....................................................      1,006,279
                                                                    -----------
                                                                     20,813,355
                                                                    -----------
  Expenses:
   Investment management fee - Note B...........................      1,059,723
   Distribution/service fee - Note B
     Class A....................................................         46,932
     Class B....................................................      1,620,766
   Transfer agent fee...........................................        305,670
   Custodian fee................................................         77,621
   Registration and filing fees.................................         62,478
   Auditing fee.................................................         52,671
   Printing.....................................................         46,750
   Trustees' fees...............................................         28,202
   Legal fees...................................................         20,725
   Miscellaneous................................................         16,486
   Advisory board fee...........................................         13,213
                                                                    -----------
                    Total Expenses..............................      3,351,237
                    -----------------------------------------------------------
                    Net Investment Income.......................     17,462,118
                    -----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investments sold.........................   ( 11,655,371)
  Net realized loss on foreign currency transactions............   (    353,504)
  Change in net unrealized appreciation/depreciation
   of investments...............................................      9,416,135
  Change in net unrealized appreciation/depreciation
   of foreign currency transactions.............................   (    113,542)
                                                                    -----------
                    Net Realized and Unrealized
                    Loss on Investments and
                    Foreign Currency Transactions...............   (  2,706,282)
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations...................    $14,755,836
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund


STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                        YEAR ENDED OCTOBER 31,
                                                                                                    ------------------------------
                                                                                                        1995            1994
                                                                                                    --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income..........................................................................    $ 17,462,118    $ 15,754,523
  Net realized loss on investments sold and foreign currency transactions........................   (  12,008,875)  (   8,882,766)
  Change in net unrealized appreciation/depreciation of investments and foreign
   currency transactions.........................................................................       9,302,593   (   9,524,936)
                                                                                                     ------------    ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations...............................      14,755,836   (   2,653,179)
                                                                                                     ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
     Class A - ($0.7310 and $0.8200 per share, respectively).....................................   (   1,845,748)  (     821,430)
     Class B - ($0.6738 and $0.7600 per share, respectively).....................................   (  15,681,410)  (  15,331,034)
  Distributions from net realized gain on investments
     Class A - (none and $0.0465 per share, respectively)........................................              --   (      18,900)
     Class B - (none and $0.0465 per share, respectively)........................................              --   (     870,444)
                                                                                                     ------------    ------------
      Total Distributions to Shareholders........................................................   (  17,527,158)  (  17,041,808)
                                                                                                     ------------    ------------

FROM FUND SHARE TRANSACTIONS -- NET*.............................................................      37,374,759      35,571,332
                                                                                                     ------------    ------------
NET ASSETS:
  Beginning of period............................................................................     172,434,616     156,558,271
                                                                                                     ------------    ------------
  End of period (including undistributed net investment income of $21,206 and $86,246,
    respectively)...............................................................................     $207,038,053    $172,434,616
                                                                                                     ============    ============

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                          YEAR ENDED OCTOBER 31,
                                                                         --------------------------------------------------------
                                                                                    1995                         1994
                                                                         ---------------------------  ---------------------------
                                                                            SHARES        AMOUNT         SHARES        AMOUNT
                                                                         ------------  -------------  ------------  -------------
CLASS A
  Shares sold.........................................................     6,078,825    $43,382,586     3,865,973    $30,826,064
  Shares issued to shareholders in reinvestment of distributions......       135,872        966,256        56,266        435,342
                                                                          ----------    -----------    ----------    -----------
                                                                           6,214,697     44,348,842     3,922,239     31,261,406
  Less shares repurchased.............................................   ( 4,135,476)  ( 29,488,564)  ( 2,612,061)  ( 20,718,136)
                                                                          ----------    -----------    ----------    -----------
  Net increase........................................................     2,079,221    $14,860,278     1,310,178    $10,543,270
                                                                          ==========    ===========    ==========    ===========
CLASS B
  Shares sold.........................................................    10,103,871    $71,810,000    10,695,100    $84,645,545
  Shares issued to shareholders in reinvestment of distributions......     1,007,375      7,154,628       949,832      7,453,158
                                                                          ----------    -----------    ----------    -----------
                                                                          11,111,246     78,964,628    11,644,932     92,098,703
  Less shares repurchased.............................................   ( 7,937,826)  ( 56,450,147)  ( 8,472,714)  ( 67,070,641)
                                                                          ----------    -----------    ----------    -----------
  Net increase........................................................     3,173,420    $22,514,481     3,172,218    $25,028,062
                                                                          ==========    ===========    ==========    ===========


THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES, DISTRIBUTIONS PAID TO SHAREHOLDERS, AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD, REINVESTED AND REDEEMED DURING THE LAST TWO PERIODS, ALONG WITH THE CORRESPONDING DOLLAR VALUES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are as follows:

---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   FOR THE PERIOD
                                                                                                                    FROM JUNE 30,
                                                                                                                       1993
                                                                                                                   (COMMENCEMENT
                                                                                         YEAR ENDED OCTOBER 31,    OF OPERATIONS)
                                                                                         ----------------------    TO OCTOBER 31,
                                                                                           1995(b)      1994           1993
                                                                                         ---------    ---------    --------------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period...............................................     $  7.33      $  8.23        $  8.10
                                                                                          -------      -------        -------
  Net Investment Income .............................................................        0.72         0.80(a)        0.33
  Net Realized and Unrealized Gain (Loss) on Investments and
   Foreign Currency Transactions.....................................................     (  0.12)    (   0.83)          0.09
                                                                                          -------      -------        -------
   Total from Investment Operations .................................................        0.60     (   0.03)          0.42
                                                                                          -------      -------        -------
  Less Distributions:
  Dividends from Net Investment Income...............................................    (   0.73)    (   0.82)      (   0.29)
  Distributions from Net Realized Gain on Investments Sold...........................          --     (   0.05)            --
                                                                                          -------      -------        -------
   Total Distributions ..............................................................    (   0.73)    (   0.87)      (   0.29)
                                                                                          -------      -------        -------
  Net Asset Value, End of Period.....................................................     $  7.20      $  7.33        $  8.23
                                                                                          =======      =======        =======
  Total Investment Return at Net Asset Value (c).....................................        8.83%    (   0.59%)         4.96%(d)

Ratios and Supplemental Data
  Net Assets, End of Period (000's omitted)..........................................     $26,452      $11,696        $ 2,344
  Ratio of Expenses to Average Net Assets............................................        1.16%        1.16%          0.91%*
  Ratio of Net Investment Income to Average Net Assets...............................       10.23%       10.14%         12.89%*
  Portfolio Turnover Rate ...........................................................          98%         153%            204%


THE FINANCIAL HIGHLIGHTS SUMMARIZE THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIODS INDICATED: THE NET INVESTMENT INCOME, GAINS (LOSSES), DIVIDENDS, AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                       YEAR ENDED OCTOBER 31,
                                                                   ------------------------------------------------------------
                                                                     1995(b)       1994         1993        1992       1991
                                                                   ----------  ------------  ----------  ----------  ----------
CLASS B
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period.........................     $   7.33    $   8.23      $   7.43    $   7.44    $   6.45
                                                                    --------    --------      --------    --------    --------
  Net Investment Income .......................................         0.67        0.74(a)       0.80        0.87        0.98
  Net Realized and Unrealized Gain (Loss) on Investments and
   Foreign Currency Transactions...............................    (    0.13)  (    0.83)         0.75   (    0.04)       1.06
                                                                    --------    --------      --------    --------    --------
   Total from Investment Operations ...........................         0.54   (    0.09)         1.55        0.83        2.04
                                                                    --------    --------      --------    --------    --------
  Less Distributions
  Dividends from Net Investment Income.........................    (    0.67)  (    0.76)    (    0.75)  (    0.84)  (    0.98)
  Distributions from Net Realized Gain on Investments Sold.....           --   (    0.05)           --          --          --
  Distributions from Capital Paid-in...........................           --          --            --          --   (    0.07)
                                                                    --------    --------      --------    --------    --------
   Total Distributions ........................................    (    0.67)  (    0.81)    (    0.75)  (    0.84)  (    1.05)
                                                                    --------    --------      --------    --------    --------
  Net Asset Value, End of Period...............................     $   7.20    $   7.33      $   8.23    $   7.43   $    7.44
                                                                    ========    ========      ========    ========   =========
  Total Investment Return at Net Asset Value (c)...............         7.97%   (   1.33%)       21.76%      11.56%      34.21%

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)....................     $180,586    $160,739      $154,214    $ 98,560    $ 72,023
  Ratio of Expenses to Average Net Assets......................        1.89%       1.91%         2.08%       2.25%       2.24%
  Ratio of Net Investment Income to Average Net Assets.........        9.42%       9.39%        10.07%      11.09%      13.73%
  Portfolio Turnover Rate .....................................          98%        153%          204%        206%         93%


  * On an annualized basis.

(a) On average month end shares outstanding.
(b) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund


THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY THE HIGH YIELD BOND FUND ON OCTOBER 31, 1995. IT'S DIVIDED INTO THREE MAIN
CATEGORIES: PUBLICLY TRADED BONDS, COMMON AND PREFERRED STOCKS AND WARRANTS, AND SHORT-TERM INVESTMENTS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

SCHEDULE OF INVESTMENTS
October 31, 1995

--------------------------------------------------------------------------------


                                                                                               PAR VALUE
                                                                      INTEREST       S+P         (000'S        MARKET
ISSUER, DESCRIPTION                                                     RATE       RATING**     OMITTED)       VALUE
-------------------                                                   --------     --------    ---------       ------
PUBLICLY TRADED BONDS
AEROSPACE (2.42%)
  GPA Group PLC
   *Loan participation 09-30-97 (Ireland) (F)+......................    7.180%     B            $ 1,856     $  1,785,979
  Rohr, Inc.,
   *Sr Note 05-15-03................................................   11.625      BB-            3,000        3,217,500
                                                                                                            ------------
                                                                                                               5,003,479
                                                                                                            ------------
AUTOMOBILE/TRUCK (4.54%)
  Fruehauf Trailer Corp.,
   *Sr Note 04-30-02 (R)............................................   14.750      B              4,000        4,060,000
  Great Dane Holdings,
   *Sr Sub Deb 08-01-01.............................................   12.750      B-             2,435        2,337,600
   *Sub Deb 01-01-06................................................   14.500      CCC            3,132        3,006,720
                                                                                                            ------------
                                                                                                               9,404,320
                                                                                                            ------------
CABLE TV (4.99%)
  Adelphia Communications Corp.,
   *Sr Note 05-15-02................................................   12.500      B              2,500        2,437,500
  Australis Media Ltd.,
   *Unit (Sr Sub Disc Note 05-15-03 & Warr.) (Australia) (F)........     Zero      CCC            3,000        2,175,000
  Cablevision Systems Corp.,
    Sr Sub Deb 02-15-13.............................................    9.875      B              2,000        2,080,000
  CF Cable TV Inc.,
    Sr Sec 2nd Priority Note 02-15-05 (Canada) (F)..................   11.625      BB+            1,000        1,080,000
  Le Groupe Videotron Ltee,
   *Sr Note 02-15-05 (Canada) (F)...................................   10.625      BB+            1,000        1,060,000
  Marcus Cable Co., L.P.,
   *Sr Disc Note 12-15-05...........................................     Zero      B              1,500          890,625
  Scandinavian Broadcasting System SA,
   *Conv Sub Deb 08-01-05 (Netherlands) (F).........................    7.250      B                555          593,850
                                                                                                            ------------
                                                                                                              10,316,975
                                                                                                            ------------
COMPUTERS (1.82%)
  Computervision Corp.,
   *Sr Sub Note 08-15-99............................................   11.375      CCC+           2,000        2,090,000
  Unisys Corp.,
   *Credit Sensitive Note 07-01-97..................................   13.500      BB-              850          858,500
   *Sr Note 10-01-99................................................   10.625      BB-              900          819,000
                                                                                                            ------------
                                                                                                               3,767,500
                                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund

                                                                                               PAR VALUE
                                                                      INTEREST       S+P         (000'S        MARKET
ISSUER, DESCRIPTION                                                     RATE       RATING**     OMITTED)       VALUE
-------------------                                                   --------     --------    ---------       ------
CONSTRUCTION (1.24%)
  Primeco Inc.,
   *Sr Sub Note 03-01-05............................................   12.750%     B            $ 2,500     $  2,575,000
                                                                                                            ------------
CONTAINERS (3.30%)
  Gaylord Container Corp.,
   *Sr Sub Disc Deb 05-15-05........................................     Zero      B-             6,000        5,850,000
  Stone Container Corp.,
   *Sr Note 02-01-01................................................    9.875      B+             1,000          990,000
                                                                                                            ------------
                                                                                                               6,840,000
                                                                                                            ------------
COSMETICS & TOILETRIES (0.96%)
  Renaissance Cosmetics,
   *Sr Note 08-15-01................................................   13.750      B              2,000        1,990,000
                                                                                                            ------------
DRUGS (1.06%)
  Amerisource Distribution Corp.,
    Deb 07-15-05....................................................   11.250      B              1,116        1,202,127
  J.B. Williams Holdings, Inc.,
    Sr Note 03-01-04................................................   12.000      B              1,000          990,000
                                                                                                            ------------
                                                                                                               2,192,127
                                                                                                            ------------
ELECTRONICS (1.67%)
  Alliant Techsystems, Inc.,
   *Sr Sub Note 03-01-03............................................   11.750      B              1,375        1,505,625
  Dictaphone Corp.,
   *Sr Sub Note 08-01-05............................................   11.750      B-             2,000        1,950,000
                                                                                                            ------------
                                                                                                               3,455,625
                                                                                                            ------------
FOODS (1.14%)
  Di Giorgio Corp.,
   *Sr Note 02-15-03................................................   12.000      B              3,000        2,370,000
                                                                                                            ------------
GLASS PRODUCTS (0.84%)
  Owens-Illinois, Inc.,
   *Sr Sub Note 04-01-99............................................   10.250      B+             1,700        1,746,750
                                                                                                            ------------
GOVERNMENTAL -- FOREIGN (0.94%)
  Land & Agricultural Bank of South Africa,
   *Bond 11-15-96 (South Africa) #..................................   16.000      BB             7,000        1,943,437
                                                                                                            ------------
GOVERNMENTAL -- U.S. (0.97%)
  United States Treasury,
   *Bond 11-15-95...................................................   11.500      AAA            2,000        2,004,060
                                                                                                            ------------
INSURANCE (0.85%)
  Home Holdings Inc.,
   *Sr Note 12-15-98................................................    7.750      B-             2,000        1,760,000
                                                                                                            ------------
LEISURE & RECREATION (8.43%)
  Alliance Entertainment Corp.,
   *Sr Sub Note 07-15-05 (R)........................................   11.250      B-               500          502,500
  GB Property Funding Corp.,
   *1st Mtg Note 01-15-04...........................................   10.875      B+             3,000        2,535,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund

                                                                                               PAR VALUE
                                                                      INTEREST       S+P         (000'S        MARKET
ISSUER, DESCRIPTION                                                     RATE       RATING**     OMITTED)       VALUE
-------------------                                                   --------     --------    ---------       ------
LEISURE & RECREATION (CONTINUED)
  GNF Corp.,
   *1st Mtg 04-01-03................................................   10.625%     BB           $ 3,000     $  2,617,500
  Hollywood Casino Corp.,
   *Sr Sec Note 11-01-03............................................   12.750      B+             2,000        1,875,000
  Mohegan Tribal Gaming Authority,
   *Sr Sec Note 11-15-02 (R)........................................   13.500      B              1,800        1,885,500
  Showboat, Inc.,
   *Sr Sub Note 08-01-09............................................   13.000      B              2,000        2,200,000
  Station Casinos, Inc.,
   *Sr Sub Note 06-01-03............................................    9.625      B+             1,000          955,000
  Stratosphere Corp.,
   *1st Mtg Note 05-15-02...........................................   14.250      B                600          640,500
  Trump Taj Mahal Funding, Inc.,
   *Deb 11-15-99....................................................   11.350      CAA            5,000        4,250,000
                                                                                                            ------------
                                                                                                              17,461,000
                                                                                                            ------------
METALS (4.34%)
  Alpine Group, Inc., (The),
   *Sr Note 07-15-03 (R)............................................   12.250      B              4,000        3,790,000
  Interlake Corp. (The),
   *Sr Sub Deb 03-01-02.............................................   12.125      CCC+           2,000        1,880,000
  Kaiser Aluminum & Chemical Corp.,
   *Sr Sub Note 02-01-03............................................   12.750      B-             3,000        3,307,500
                                                                                                            ------------
                                                                                                               8,977,500
                                                                                                            ------------
MOTION PICTURES (0.52%)
  Act III Theaters, Inc.,
   *Sr Sub Note 02-01-03............................................   11.875      B-             1,000        1,070,000
                                                                                                            ------------
OIL & GAS (11.14%)
  Dual Drilling Co.,
    Sr Sub Note 01-15-04............................................    9.875      B-             3,750        3,562,500
  Falcon Drilling Co., Inc.,
    Sr Note 01-15-01................................................    9.750      B              2,500        2,550,000
  Maxus Energy Corp.,
    Deb 11-15-15....................................................   11.500      BB-            2,000        2,055,000
  Mesa Capital Corp.,
    Discount Note 06-30-96..........................................   12.750      CCC              516          482,460
    Discount Note 06-30-98..........................................   12.750      CCC+           4,000        3,630,000
  Nuevo Energy Co.,
    Sr Sub Note 06-15-02............................................   12.500      B-             4,000        4,350,000
  TransAmerican Refining Corp.,
   *Unit (1st Mtg Note 02-15-05 & Warr.)............................   16.500      B-             1,500        1,665,000
  TransTexas Gas Corp.,
   *Sr Sec Note 06-15-02............................................   11.500      BB-            2,500        2,612,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund

                                                                                               PAR VALUE
                                                                      INTEREST       S+P         (000'S        MARKET
ISSUER, DESCRIPTION                                                     RATE       RATING**     OMITTED)       VALUE
-------------------                                                   --------     --------    ---------       ------
OIL & GAS (CONTINUED)
  Wilrig AS,
    Sr Sec Note 03-15-04 (Norway) (F)...............................   11.250%     B            $ 2,000     $  2,160,000
                                                                                                            ------------
                                                                                                              23,067,460
                                                                                                            ------------
PAPER (4.38%)
  APP International Finance Co. B.V.
   *Gtd Sec Note 10-01-05 (Indonesia) (F)...........................   11.750      BB               750          763,125
  Container Corp. Of America,
    Sr Note Ser A 05-01-04..........................................   11.250      B+             2,000        2,105,000
  Crown Packaging Holdings Ltd.,
    Sr Note 11-01-00 (Canada) (F)...................................   10.750      B3             1,500        1,436,250
  Data Documents Inc.,
   *Sr Sec Note 07-15-02............................................   13.500      B+             2,000        2,170,000
  Indah Kiat International Finance Co.
    Sr Sec Note 06-15-06 (Indonesia) (F)............................   12.500      BB             2,500        2,600,000
                                                                                                            ------------
                                                                                                               9,074,375
                                                                                                            ------------
PUBLISHING (1.49%)
  American Media Operation, Inc.,
   *Sr Sub Note 11-15-04............................................   11.625      B              3,000        3,090,000
                                                                                                            ------------
RETAIL (6.38%)
  Decorative Home Accents, Inc.,
   *Unit (Sr Note 06-30-02 & Common Stock, Class F) (R).............   13.000      B              1,000        1,000,000
  Flagstar Corp.,
   *Sr Sub Deb 11-01-04.............................................   11.250      CCC+           2,750        1,966,250
  Grand Union Corp.,
   *Sr Note 09-01-04................................................   12.000      B-             5,000        4,825,000
  Petro PSC / Properties, L.P.,
   *Sr Note 06-01-02................................................   12.500      B                950          947,625
  Specialty Retailers, Inc.,
   *Sr Sub Note 08-15-03............................................   11.000      B-             2,000        1,870,000
  Star Markets Co.,
   *Sr Sub Note 11-01-04............................................   13.000      CCC+           2,600        2,600,000
                                                                                                            ------------
                                                                                                              13,208,875
                                                                                                            ------------
STEEL (4.80%)
  Geneva Steel Co.,
    Sr Note 01-15-04................................................    9.500      B              2,000        1,450,000
  GS Technologies Operating Co., Inc.,
   *Sr Note 10-01-05................................................   12.250      B              1,000        1,010,000
  NS Group, Inc.,
   *Unit (Sr Sec Note 07-15-03 & Warr.).............................   13.500      B-             2,000        1,660,000
  Sheffield Steel Corp.,
    Sr Note 11-01-01................................................   12.000      B              2,000        1,830,000
  Weirton Steel Corp.,
    Sr Note 03-01-98................................................   11.500      B              1,500        1,541,250
   *Sr Note 06-01-05 (R)............................................   10.750      B              2,650        2,444,625
                                                                                                            ------------
                                                                                                               9,935,875
                                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund

                                                                                               PAR VALUE
                                                                      INTEREST       S+P         (000'S        MARKET
ISSUER, DESCRIPTION                                                     RATE       RATING**     OMITTED)       VALUE
-------------------                                                   --------     --------    ---------       ------
TELECOMMUNICATIONS (2.60%)
  A+ Communications Inc.,
   *Sr Sub Note 11-01-05............................................   11.875%     CCC+          $ 1,500    $  1,500,000
  Century Communications, Corp.,
    Sr Sub Deb 10-15-03.............................................   11.875      B+                700         743,750
  NEXTEL Communications, Inc.,
    Sr Discount Note 08-15-04.......................................     Zero      CCC-            2,000       1,010,000
  ProNet Inc.,
   *Sr Sub Deb 06-15-05 (R).........................................   11.875      B-              2,000       2,135,000
                                                                                                            ------------
                                                                                                               5,388,750
                                                                                                            ------------
TEXTILES (0.58%)
  Apparel Ventures Inc.,
   *Sr Note 12-31-00................................................   12.250      B-              1,500       1,200,000
                                                                                                            ------------
TRANSPORTATION (8.39%)
  AM General Corp.,
   *Sr Note 05-01-02 (R)............................................   12.875      B+              2,000       2,000,000
  Burlington Motor Holdings Inc.,
   *Sr Sub Note 11-01-03............................................   11.500      CCC-            2,000         640,000
  CHC Helicopter Corp.,
    Sr Sub Note 07-15-02 (Canada) (F)...............................   11.500      B-              1,250       1,103,125
  Jet Equipment Trust Ser. 1995-B,
   *Cert 08-15-14 (R)...............................................   10.910      BB+             1,500       1,581,300
  Johnstown America Industries, Inc.,
   *Sr Sub Note 08-15-05............................................   11.750      B               2,000       1,860,000
  NWA Trust,
   *Sub Note 06-21-08...............................................   13.875      B               4,075       4,686,250
  OMI Corp.,
   *Sr Note 11-01-03................................................   10.250      B-              3,000       2,655,000
  USAir Inc.,
   *Sr Deb 04-01-00.................................................   12.875      CCC+             1000       1,020,000
   *Sr Note 02-01-01................................................    9.625      CCC+            2,000       1,820,000
                                                                                                            ------------
                                                                                                              17,365,675
                                                                                                            ------------
UTILITIES (4.68%)
  Columbia Gas System, Inc. (The),
   *Deb 08-01-93 (A)................................................    9.000      D               3,000       4,290,000
  Eskom
   *Bond 05-01-96 (South Africa) #..................................   12.000      B              13,000       3,522,627
  Petroleum Heat & Power Co., Inc.,
   *Sub Deb 02-01-05................................................   12.250      B+              1,700       1,874,250
                                                                                                            ------------
                                                                                                               9,686,877
                                                                                                            ------------
                                                          TOTAL PUBLICLY TRADED BONDS
                                                                  (Cost $174,275,586)             (84.47%)   174,895,660
                                                                                                 -------    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund

                                                                                             NUMBER OF SHARES      MARKET
ISSUER, DESCRIPTION                                                                          UNITS OR WARRANTS      VALUE
-------------------                                                                          -----------------     ------
COMMON AND PREFERRED STOCKS AND WARRANTS
  *AVI Holdings, Inc., Warrants (R) ***....................................................        1,500         $     7,500
   Browne Bottling Co., Warrants ***.......................................................          237                 237
   Casino Magic Finance Corp., Warrants ***................................................        9,000                  90
   CHC Helicopter Corp., Warrants (Canada) (F) ***.........................................       16,000              16,000
  *Chevy Chase Savings Bank FSB, 13.00% Ser A Pref Stock...................................       35,000           1,054,375
   Crown Packaging Holdings Ltd., Common Stock (Canada) (F) ***............................        2,750              52,250
  *Data Documents Inc., Warrants ***.......................................................        2,000             170,000
   Farm Fresh Holdings Corp., Common Stock (Class B) ***...................................        1,000              15,000
  *Grand Union Co., Common Stock ***.......................................................       37,000             397,750
  *Northwest Airlines Corp., Common Stock (Class A) ***....................................      120,000           4,815,000
  *PanAmSat Corp., 12.75% Mandatory Exchangeable Sr Red Pref Stock.........................        1,802           1,964,180
  *Qantas Airways Ltd., Common Stock American Depositary Shares (ADS)(Australia) (F)(R)....       32,200             555,450
  *Renaissance Cosmetics, Warrants ***.....................................................        4,000              90,000
   Sheffield Steel Corp., Warrants ***.....................................................       22,500              67,500
  *Swissair Schweizerische Luftverkehr AG Reg Shares, (Switzerland) (F)***.................        3,400           2,139,003
  *UAL Corp., 12.25% Ser B Depositary Shares Pref Stock....................................       75,000           2,259,375
  *USX-Delhi Group, Common Stock...........................................................       60,000             532,500
   Valero Energy Corp., 6.50% Pref Stock...................................................       35,400           1,781,063
                                                                                                                 -----------
                                                                                                                  15,917,273
                                                                                                                 -----------
                                             TOTAL COMMON AND PREFERRED STOCKS AND WARRANTS
                                                                        (Cost $11,926,485)         (7.69%)         15,917,273
                                                                                                 -------         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund

                                                                                                   PAR VALUE
                                                                                      INTEREST      (000'S         MARKET
ISSUER, DESCRIPTION                                                                     RATE        OMITTED)        VALUE
-------------------                                                                   --------     ---------       ------
SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (3.19%)
  Investment in a joint repurchase agreement transaction
   with SBC Capital Markets Inc., Dated 10-31-95, Due 11-01-95
   (secured by U.S. Treasury Bond, 8.750%, due 05-15-17,
   and U.S. Treasury Note, 5.750% , due 09-30-97) - Note A.........................    5.890%       $6,605      $  6,605,000
                                                                                                                ------------
CORPORATE SAVINGS ACCOUNT (0.06%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 3.00%..............................................................                                  126,996
                                                                                                                ------------
                                                                TOTAL SHORT-TERM INVESTMENTS       ( 3.25%)        6,731,996
                                                                                                    ------      ------------
                                                                           TOTAL INVESTMENTS       (95.41%)     $197,544,929
                                                                                                    ======      ============

NOTES TO THE SCHEDULE OF INVESTMENTS
(A)Non-income producing - issuer filed for protection under the Federal Bankruptcy Code and has filed a comprehensive reorganization plan.
(F)Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer, however, security is U.S. dollar denominated.
  #Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.
(R)These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $19,961,875 as of October 31, 1995. See note A of the Notes to Financial Statements for valuation policy.
  +A portion of this security having an aggregate value of $378,435 or 0.18% of the Fund's net assets, has been purchased on a where required basis.
   The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to its unfunded commitment. Accordingly, the market value of $400,812 of U.S. Treasury Bond 11.50%, 11/15/95 has been segregated to cover the unfunded commitment. The sale of this security has certain restrictions.
  *Securities, other than short-term investments, newly added to the portfolio during the year ended October 31, 1995.
 **Credit ratings are rated by Moody's Investor Services or John Hancock
   Advisers, Inc. where Standard and Poors ratings are not available and are unaudited.
***Non-income producing security.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund


PORTFOLIO CONCENTRATION
-------------------------------------------------------------------------------

THE HIGH YIELD BOND FUND INVESTS PRIMARILY IN SECURITIES ISSUED IN THE UNITED STATES OF AMERICA. THE PERFORMANCE OF THIS FUND IS CLOSELY TIED TO THE ECONOMIC AND FINANCIAL CONDITIONS OF THE COUNTRIES WITHIN WHICH IT INVESTS. THE CONCENTRATION OF INVESTMENTS BY INDUSTRY CATEGORY FOR INDIVIDUAL SECURITIES HELD BY THE FUND IS SHOWN IN THE SCHEDULE OF INVESTMENTS.

IN ADDITION, CONCENTRATION OF INVESTMENTS CAN BE AGGREGATED BY VARIOUS COUNTRIES. THE TABLE BELOW SHOWS THE PERCENTAGE OF THE FUND'S INVESTMENTS AT OCTOBER 31, 1995 ASSIGNED TO COUNTRY CATEGORIES.

                                                                                                    MARKET VALUE
                                                                                                   AS A PERCENTAGE
                                                                                                      OF FUND'S
COUNTRY DIVERSIFICATION                                                                              NET ASSETS
-----------------------                                                                            ---------------
Australia........................................................................................       1.33%
Canada...........................................................................................       2.29
Indonesia........................................................................................       1.62
Ireland..........................................................................................       0.86
Netherlands......................................................................................       0.29
Norway...........................................................................................       1.04
South Africa.....................................................................................       2.64
Switzerland......................................................................................       1.03
United States....................................................................................      84.31
                                                                                                       -----
                                                                                TOTAL INVESTMENTS      95.41%
                                                                                                       =====

                                                                                                    MARKET VALUE
                                                                                                   AS A PERCENTAGE
                                                                                                      OF FUND'S
QUALITY DISTRIBUTION                                                                                 NET ASSETS
--------------------                                                                               ---------------
AAA..............................................................................................       0.97%
BAA..............................................................................................       1.26
BA...............................................................................................      11.17
B................................................................................................      63.90
CAA..............................................................................................       7.17
                                                                                                       -----
                                                                                      TOTAL BONDS      84.47%
                                                                                                       =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund


NOTE A --
ACCOUNTING POLICIES
John Hancock Series, Inc. (the "Corporation") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940. The Corporation consists of six series portfolios: John Hancock High Yield Bond Fund (the "Fund"), John Hancock Emerging Growth Fund, John Hancock Global Resources Fund, John Hancock Government Income Fund, John Hancock High Yield Tax-Free Fund, and John Hancock Money Market Fund (collectively the "Funds"). The Board of Directors may authorize the creation of additional Funds from time to time to satisfy various investment objectives. Effective December 22, 1994 (see Note B), the Corporation and Funds changed names by replacing the word Transamerica with John Hancock.

     The Board of Directors have authorized the issuance of two classes of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends, and liquidation, except that certain expenses, subject to the approval of the Board of Directors, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan have exclusive voting rights regarding such distribution plan. Class A Shares are subject to an initial sales charge of up to 4.50% and a 12b-1 distribution plan. Prior to May 15, 1995, the maximum sales charge was 4.75%. Class B Shares are subject to a contingent deferred sales charge and a separate 12b-1 distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Board of Directors. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc., (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

     At October 31, 1995, open forward foreign currency buy contracts were as follows:

                          PRINCIPAL AMOUNT      EXPIRATION     UNREALIZED
CURRENCY                COVERED BY CONTRACT       MONTH       DEPRECIATION
--------                -------------------     ----------    ------------
SWISS FRANC                  3,000,000           NOV 95        (106,769)
SOUTH AFRICAN RAND             988,666           NOV 95        (    824)
SOUTH AFRICAN RAND           3,967,459           NOV 95        (  5,949)
                                                                -------
                                                               (113,542)
                                                                =======

                          NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund


FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S.dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/loss on investments are translated at the rates prevailing at the dates of the transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $9,184,252 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distribution will be made. The carryforward expires 12/31/2002. The Fund's tax year end is December 31.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding tax and is accrued as applicable.

     The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Corporation are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Fund.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees, if any, are calculated daily at the class level based on the appropriated net assets of each class and the specific expense rate(s) applicable to each class.

NOTE B --
MANAGEMENT FEE, ADMINISTRATIVE SERVICES AND TRANSACTIONS WITH AFFILIATES AND OTHERS

On December 22, 1994, the Adviser became the investment adviser for the Fund with approval of the Board of Directors and shareholders of the Fund. The Fund's former investment manager was Transamerica Fund Management Company ("TFMC").

     Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, to 0.6250% of the first $75,000,000 of the

                          NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund


Fund's average daily net asset value, 0.5625% of the next $75,000,000, and 0.5000% of the Fund's average daily net asset value in excess of $150,000,000. This fee structure is consistent with the former agreement with TFMC. For the period ended October 31, 1995, the advisory fee earned by the Adviser and TFMC amounted to $897,349 and $162,374, respectively, resulting in a total fee of $1,059,723.

     The Adviser and TFMC, for their respective periods, provided administrative services to the Fund pursuant to an administrative service agreement through January 16, 1995 on which day the agreement was terminated.

     In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

     On December 22, 1994 John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser, became the principal underwriter of the Fund. Prior to this date, Transamerica Fund Distributors, Inc. ("TFD") served as the principal underwriter and distributor of the Fund. For the period ended October 31, 1995, JH Funds and TFD received net sales charges of $239,378 with regard to sales of Class A shares. Out of this amount, $19,285 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $93,088 was paid as sales commissions to unrelated broker-dealers and $127,005 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"). The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro, all of which are broker-dealers.

     Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 4.75% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds, formerly TFD, and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1995, contingent deferred sales charges amounted to $418,834.

     In addition, to compensate JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments for distribution and service expenses which in total will not exceed on an annual basis 0.25% of the Fund's average daily net assets attributable to Class A shares and 1.00% of the Fund's average daily net assets attributable to Class B shares, to reimburse JHFunds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In order to comply with this rule, the 12b-1 fee on Class B shares were decreased to 0.95% effective July 1, 1995. This fee structure and plan is similar to the former arrangement with TFD.

     The Board of Directors approved a shareholder servicing agreement between the Fund and John Hancock Investor Services Corporation ("Investor Services"), a wholly owned subsidiary of The Berkeley Financial Group, for the period between December 22, 1994 and May 12, 1995, inclusive under which Investor Services processed telephone transactions on behalf of the Fund. As of May 15, 1995, the Fund entered into a full service transfer agent agreement with Investor Services. Prior to this date The Shareholder Services Group was the

                          NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - High Yield Bond Fund


transfer agent. The Fund will pay Investor Services a fee based on the number of shareholder accounts and certain out-of pocket expenses.

     A partner with Baker & Botts was an officer of the Corporation until December 22, 1994. During the period ended October 31, 1995, legal fees paid to Baker & Botts amounted to $2,081.

     Mr. Edward J. Boudreau, Jr. is a director and officer of the Adviser and its affiliates as well as Director of the Corporation. The compensation of unaffiliated Directors is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Directors may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock Funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

     The Fund has an independent advisory board composed of certain retired Directors who provide advice to the current Board of Directors in order to facilitate a smooth management transition. The Fund pays the advisory board and its counsel a fee.


NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term obligations, during the period ended October 31, 1995 aggregated $196,154,072 and $172,954,652, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies, during the period ended October 31, 1995 aggregated $15,228,125 and $13,144,980, respectively.

     The cost of investments owned at October 31, 1995 for Federal income tax purposes was $192,807,071. Gross unrealized appreciation and depreciation of investments aggregated $9,964,856, and $5,353,994, respectively, resulting in net unrealized appreciation of $4,610,862.

                    John Hancock Funds - High Yield Bond Fund


REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS
To the Board of Directors and Shareholders of John Hancock Series, Inc. --
John Hancock High Yield Bond Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock High Yield Bond Fund (the "Fund"), (formerly the Transamerica High Yield Bond Fund), one of the portfolios constituting John Hancock Series, Inc. (the "Corporation") (formerly Transamerica Series, Inc.), as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock High Yield Bond Fund portfolio of John Hancock Series, Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                    /s/Ernst & Young LLP

Boston, Massachusetts
December 15, 1995

                             ADDITIONAL INFORMATION

                    John Hancock Funds - High Yield Bond Fund


On December 16, 1994, a special meeting of John Hancock (formerly Transamerica) Series, Inc. (the "Corporation") in respect of John Hancock (formerly Transamerica) High Yield Bond Fund (the "Fund") was held involving the election of trustees and certain other matters concerning the Fund.

     Specifically, shareholder's first approved a new investment management agreement between the Trust on behalf of the Fund and John Hancock Advisers, Inc. on substantially similar terms of the prior investment management agreement, to take effect on December 22, 1994, the date of the consummation of Transamerica Fund Management Company by The Berkeley Financial Group. The shareholder votes tallied were 14,073,889 FOR, 246,067 AGAINST and 723,503 ABSTAINING.

     The shareholders next approved new Plans of Distribution for each Class A and Class B shares of the Fund, also effective on December 22, 1994, and also on substantially the same terms as the prior Plans of Distribution. The Class A shareholder votes tallied were 916,033 FOR, 1,984 AGAINST and 89,101 ABSTAINING. The Class B shareholder votes tallied were 12,851,936 FOR, 326,770 AGAINST and 857,636 ABSTAINING.

     The shareholders also voted to ratify the selection of Ernst & Young, LLP as independent auditors for the Fund for the fiscal year ending October 31, 1995, and the votes tallied were 4,311,282 FOR, 46,604 AGAINST and 117,164 ABSTAINING.

     Lastly, the following directors were elected to serve until their respective successors shall become duly elected and qualified, with the votes tabulated as indicated:

NAME OF DIRECTOR                                    FOR         WITHHOLD
----------------                                    ---         --------
Edward J. Boudreau, Jr........................   3,082,680      1,392,370
James F. Carlin...............................   3,082,600      1,392,450
William H. Cunningham.........................   3,084,089      1,390,961
Charles L. Ladner.............................   3,082,224      1,392,826
Leo E. Linbeck, Jr............................   3,084,060      1,390,990
Patricia P. McCarter..........................   3,082,319      1,392,731
Steven R. Pruchansky..........................   3,080,793      1,394,259
Norman H. Smith...............................   3,081,938      1,393,112
John P. Toolan................................   3,081,252      1,393,799

                                     NOTES

                   John Hancock Funds - High Yield Bond Fund

                                     NOTES

                   John Hancock Funds - High Yield Bond Fund

[LOGO] JOHN HANCOCK FUNDS                                    Bulk Rate
A GLOBAL INVESTMENT MANAGEMENT FIRM                         U.S. Postage
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[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below
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-------------------------------------------------------------------------------
This report is for the information of shareholders of the John Hancock High Yield Bond Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]


                                                                JHD 5700A 10/95
                                                                          12/95